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                                                        Exhibit 10.20




                         AGREEMENT AND PLAN OF MERGER

                                  Dated as of

                                MARCH 27, 1998

                                 By and among

                              MJD VENTURES, INC.,

                          UTILITIES ACQUISITION CORP.

                                      AND

                                UTILITIES, INC.*



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*  The material has been omitted subject to a request for confidential treatment and has been filed separately.